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                                       FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                     PURSUANT TO SECTION 12(b) OR (g) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                          FIRST MCMINNVILLE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

TENNESSEE                                                             62-1198119
(STATE OF INCORPORATION OR ORGANIZATION)    (I.R.S. EMPLOYER IDENTIFICATION NO.)

200 EAST MAIN STREET
MCMINNVILLE, TENNESSEE                                                     37110
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

    TITLE OF EACH CLASS                         NAME OF EACH EXCHANGE ON WHICH
    TO BE SO REGISTERED:                        EACH CLASS IS TO BE REGISTERED:

       NOT APPLICABLE                                    NOT APPLICABLE

         IF THIS FORM RELATES TO THE REGISTRATION OF A CLASS OF SECURITIES PURSUANT TO SECTION 12(b) OF THE EXCHANGE ACT AND IS EFFECTIVE PURSUANT TO GENERAL INSTRUCTION A.(c), PLEASE CHECK THE FOLLOWING BOX. [ ]

         IF THIS FORM RELATES TO THE REGISTRATION OF A CLASS OF SECURITIES PURSUANT TO SECTION 12(g) OF THE EXCHANGE ACT AND IS EFFECTIVE PURSUANT TO GENERAL INSTRUCTION A.(d), PLEASE CHECK THE FOLLOWING BOX. [X]

         SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM
RELATES:

         2-90200

         SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                          COMMON STOCK, $2.50 PAR VALUE
                                (TITLE OF CLASS)


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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         No Company securities are registered or to be registered on any exchange. No Company securities are listed or traded on any recognized exchange or in any public trading market.

         The information concerning the Registrant's securities to be registered pursuant to this Form 10 Registration Statement is incorporated by reference to
Part II, Item 5 of the Corporation's Annual Report on Form 10-K under the Securities Exchange Act of 1934 (the "Exchange Act") for the fiscal year ended December 31, 1999.

ITEM 2. EXHIBITS.

List below all exhibits filed as a part of the registration statement:

Exhibit 3(i)    First McMinnville Corporation - Charter, as amended.

Exhibit 3(ii)   First McMinnville Corporation - Bylaws, as amended.(1)

Exhibit 4.1 First McMinnville Corporation - Charter, as amended. (See Exhibit 3(i))

Exhibit 4.2 First McMinnville Corporation - Bylaws, as amended.(1) (See Exhibit 3(ii))

Exhibit 4.3     1997 First McMinnville Corporation Stock Option Plan.(2)

Exhibit 4.4     Shareholders Right Agreement dated June 10, 1997.(2)

Exhibit 10.1    First National Bank of McMinnville 401(k) Retirement Plan.(3)

Exhibit 10.3 Employment Agreement dated the 11th day of June, 1999, between First McMinnville Corporation and Charles C. Jacobs.(4)

Exhibit 21      Subsidiaries of the Registrant for the year ended
                December 31, 1999.(4)

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(1)             Incorporated herein by reference to exhibits filed with the
                Company's Annual Report on Form 10-KSB under the Exchange Act for the fiscal year ended December 31, 1994.
(2) Incorporated herein by reference to exhibits filed with the Company's Annual Report on Form 10-K under the Exchange Act for the fiscal year ended December 31, 1997.
(3) Incorporated herein by reference to exhibits filed with the Company's Annual Report on Form 10-K under the Exchange Act for the fiscal year ended December 31, 1988.
(4) Incorporated herein by reference to exhibits filed with the Company's Annual Report on Form 10-K under the Exchange Act for the fiscal year ended December 31, 1999.





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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                 FIRST MCMINNVILLE CORPORATION
                                         (Registrant)

Date: April 21, 2000             By:  /s/ Charles Jacobs
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                                     Charles C. Jacobs, Chairman, President and
                                     Chief Executive Officer